BLACKROCK FUNDSSM
BlackRock China Fund

(the “Fund”)

Supplement dated June 4, 2012 to the Prospectus and Statement of Additional Information
of the Fund, each dated January 30, 2012

The section entitled “Management of the Fund — BlackRock” in the Fund’s Prospectus and the section entitled “Management, Advisory and Other Service Arrangements — Management Agreement” in the Fund’s Statement of Additional Information are amended to revise the disclosure of the Fund’s management fee rate as follows:

Effective June 1, 2012, BlackRock receives as compensation for its services to the Fund a maximum annual management fee (as a percentage of average daily net assets) calculated as follows:

Rate of Management Fee
Average Daily Net Assets

Not exceeding $1 billion	1.00%
In excess of $1 billion but not more than $3 billion	0.94%
In excess of $3 billion but not more than $5 billion	0.90%
In excess of $5 billion but not more than $10 billion	0.87%
In excess of $10 billion	0.85%

Shareholders should retain this Supplement for future reference.

Code # PR&SAI-CF-0612SUP